                                                                    EXHIBIT 99.1

                                                                   PRESS RELEASE
--------------------------------------------------------------------------------
Contact:      Paul R. Streiber                                       FOR RELEASE
              Investor Relations                                November 6, 2003
              (214) 303-2702                                          6:00 AM CT
              paul.streiber@radiologix.com


              RADIOLOGIX, INC. ANNOUNCES THIRD QUARTER 2003 RESULTS

                                   ----------


         DALLAS, NOV. 6 -- Radiologix, Inc. (Amex: RGX), a leading national provider of diagnostic imaging services, today announced financial results for its third quarter ended September 30, 2003, and provided updates on certain corporate activities.

THIRD QUARTER 2003 RESULTS

         For the third quarter 2003, Radiologix reported service fee revenue of $64.4 million versus $69.6 million for the third quarter 2002, a 7.6 percent decrease, resulting primarily from lower volume related to continued competitive pressures in our key markets.

         Radiologix reported a net loss of $646,000 for the third quarter 2003, compared to net income of $3.2 million for the third quarter 2002, and reported income from continuing operations of $36,000 for the third quarter 2003 compared to income from continuing operations of $3.4 million for the third quarter 2002

     Radiologix reported a net loss per diluted share for the third quarter 2003 of $0.03, compared to diluted earnings per share ("EPS") of $0.14 for the third quarter 2002. For the third quarter 2003, Radiologix reported diluted EPS of $0.00 from continuing operations compared to diluted EPS from continuing operations of $0.14 for the third quarter 2002.

         EBITDA (as defined and described below under "EBITDA" and reconciled to the most comparable GAAP financial measure on page 10 below) from continuing operations, was $11.4 million for the third quarter 2003, compared to $16.8 million for the third quarter 2002. EBITDA from continuing operations as a percent of service fee revenue was 17.7 percent for the third quarter 2003 compared to 24.1 percent for the third quarter 2002.


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RADIOLOGIX, INC. POSTS THIRD QUARTER 2003 RESULTS
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         Cash flow generated from operations was $11.3 million for the third quarter 2003, compared to $10.3 million for the third quarter 2002.

         Third quarter 2003 results were impacted by a number of factors including:

o    lower volume related to continued competitive pressures in key markets,

o Hurricane Isabel, which disrupted our Mid-Atlantic operations, closing some of our imaging centers for up to three days, and

o to a lesser extent this year, the typical seasonality we see in the third quarter that generally makes it our weakest quarter.

         "Despite these overall quarterly results, which were complicated by weather and other factors, we did have some organic growth in a few of our markets," said Stephen D. Linehan, president and C.E.O. of Radiologix. "We are working hard on improving results across the country, especially in our Mid-Atlantic region, and our cash position and liquidity continue to be strong."

YEAR TO DATE ("YTD") SEPTEMBER 30 RESULTS

         Radiologix reported YTD 2003 service fee revenue of $193.4 million versus $211.7 million for YTD 2002, an 8.6 percent decrease.

         Radiologix incurred a net loss of $5.0 million for YTD 2003, compared to net income of $12.4 million for YTD 2002. For YTD 2003, Radiologix reported income from continuing operations excluding charges (as described below under "Charges") of $1.4 million compared to income from continuing operations of $12.6 million for YTD 2002.

         Radiologix reported a net loss per diluted share for YTD 2003 of $0.23, compared to diluted EPS of $0.54 for YTD 2002, and diluted EPS from continuing operations excluding charges of $0.06 for YTD 2003 compared to diluted EPS of $0.55 for YTD 2002.

         EBITDA from continuing operations excluding charges was $36.7 million for YTD 2003, compared to $54.2 million for YTD 2002, a decrease of 32.3 percent. EBITDA from continuing operations excluding charges as a percent of service fee revenue was 19.0 percent for YTD 2003 compared to 25.6 percent for YTD 2002.


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RADIOLOGIX, INC. POSTS THIRD QUARTER 2003 RESULTS
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         Cash flow generated from operations was $21.5 million for YTD 2003, compared to $30.8 million for YTD 2002.

BALANCE SHEET

         Cash and cash equivalents were $24.7 million at September 30, 2003 compared to $19.2 million at December 31, 2002.

         Currently, Radiologix's $35 million revolving line credit is undrawn and the company has access to $11.6 million of the $35.0 million, given the constraints of certain financial covenants.

         Total debt at September 30, 2003, was $175.0 million, compared to total debt of $178.2 million at December 31, 2002. Net debt (total debt less cash and cash equivalents) at September 30, 2003, was $150.3 million, compared to net debt of $159.1 million at December 31, 2002.

         Days sales outstanding ("DSOs") was 68 days at September 30, 2003, compared to 73 days at December 31, 2002 and 70 days at September 30, 2002.

         Radiologix remains in compliance with all covenants related to its debt instruments.

CHARGES

         Radiologix is reporting one additional single-modality imaging center in discontinued operations in our financial statements for the third quarter 2003. As a result, Radiologix recognized a $500,000 non-cash goodwill impairment charge for the third quarter 2003.

         Three of the single-modality-imaging centers that were presented as discontinued operations as of June 30, 2003, were sold as of September 30, 2003. Concurrent with the sale of these sites, Radiologix incurred a $300,000 charge to earnings (for an equipment lease buyout) that was recognized in discontinued operations.

         For YTD 2003, Radiologix incurred an aggregate $1.8 million pre-tax charge, including $1.3 million for severance costs and the $500,000 reserve as an estimate for potential payments we may incur directly or indirectly related to certain lease payments (as described below under "Other Matters").


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RADIOLOGIX, INC. POSTS THIRD QUARTER 2003 RESULTS
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DISCONTINUED OPERATIONS

         As of June 30, 2003, Radiologix reported seven single-modality imaging centers in discontinued operations. At September 30, 2003, one imaging center was added to discontinued operations and three imaging centers were sold for the assumption of certain obligations. Of the five remaining imaging centers in discontinued operations, we expect that by December 31, 2003, we will have sold two centers and closed one.

HIPAA EDI

         As previously disclosed in various press releases and on various conference calls, Radiologix worked diligently to ensure our compliance with the Health Insurance Portability and Accountability Act's ("HIPAA") electronic data interchange ("EDI") standard transaction and code set requirements ("the HIPAA EDI requirements") by the October 16, 2003 deadline, and Radiologix met this compliance deadline. We are able to produce compliant transactions and we continue to test with our trading partners to ensure that there are no unexpected claim or payment delays.

         In September, the Center for Medicare and Medicaid Studies ("CMS") announced that it would implement a contingency plan to accept noncompliant electronic transactions after the October 16, 2003 compliance deadline to ensure processing of claims from providers who would not meet the deadline and otherwise would have had their Medicare claims rejected. CMS will regularly reassess provider readiness and determine how long the contingency plan will be in effect.

         Radiologix continues to believe that there may be some cash flow disruption once CMS and other payor contingency plans are no longer in effect.

LEGAL PROCEEDINGS

         The lawsuits between Radiologix, M&S Imaging Associates, Inc. (San Antonio) and its member physicians have been resolved. Radiologix, M&S Imaging Associates, Inc. and its member physicians have settled all claims set forth in their lawsuits and related arbitration proceedings.


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RADIOLOGIX, INC. POSTS THIRD QUARTER 2003 RESULTS
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         The settlement agreement calls for the parties to sever their business relationship as of June 30, 2004. According to the settlement agreement, "Radiologix, M&S Imaging and its member physicians have reached an amicable resolution of their differences. The parties have made accommodations for pursuing their respective business interests."

         Terms of the Settlement Agreement are confidential.

OTHER MATTERS

         As previously discussed, as part of a routine, ongoing compliance and legal review, Radiologix found that rents negotiated for the subletting of space from physician landlords of several Radiologix locations may have exceeded fair market value. Radiologix sent a letter to the U.S. Department of Health & Human Services' Office of the Inspector General ("OIG"), informing them of the preliminary findings and seeking their guidance and assistance to remedy this situation.

         Subsequently, Radiologix has qualified for the Provider Self-disclosure Protocol of the Department of Health and Human Services' Office of the Inspector General ("OIG"). The Provider Self-disclosure Protocol is a self-reporting program that provides for minimizing the cost and disruption associated with on-going investigations of the OIG.

GAAP AND NON-GAAP FINANCIAL INFORMATION

         This release contains certain financial information not derived in accordance with generally accepted accounting principles (GAAP), including EBITDA. Radiologix believes this information is useful to investors and other interested parties. Such information should not be considered as a substitute for any measures derived in accordance with GAAP, and may not be comparable to other similarly titled measures of other companies. Reconciliation of this information to the most comparable GAAP measures is included later in this release.

EBITDA

         EBITDA ("Earnings Before Interest, Taxes, Depreciation and Amortization, and including equity in earnings of investments and minority interests") is a non-GAAP financial


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RADIOLOGIX, INC. POSTS THIRD QUARTER 2003 RESULTS
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PAGE 6


measure used as an analytical indicator by Radiologix management and the healthcare industry to assess business performance. It also serves as a measure of leverage capacity and debt service ability.

         EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity.

         As EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies.

         EBITDA from continuing operations, excluding charges (severance and/or other) is used to show adjustments to EBITDA for comparative purposes to previous periods. A reconciliation of EBITDA to the most comparable GAAP financial measure may be found on page 10 below.

CONFERENCE CALL

         In connection with this earnings press release, you are invited to listen to our conference call with Stephen D. Linehan, president and C.E.O., and Sami S. Abbasi, executive vice president and C.O.O., that will be broadcast live over the Internet on Thursday, November 6, 2003, at 8:00 a.m. Central Time, 9:00 a.m. Eastern Time.

         You may listen to the call via the Internet by navigating to Radiologix's Web site (http://www.radiologix.com) and from the "Investor Relations" drop-down menu, click on "Conference Calls & Presentations."

         If you are unable to participate during the live Webcast, the Third Quarter 2003 Results Conference Call will be archived on Radiologix's Web site, http://www.radiologix.com. To access the replay, from the "Investor Relations" drop-down menu, click on "Conference Calls & Presentations."


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RADIOLOGIX, INC. POSTS THIRD QUARTER 2003 RESULTS
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ABOUT RADIOLOGIX

         Radiologix (http://www.radiologix.com) is a leading national provider of diagnostic imaging services, owning and operating multi-modality diagnostic imaging centers that use advanced imaging technologies such as positron emission tomography ("PET"), magnetic resonance imaging ("MRI"), computed tomography ("CT") and nuclear medicine, as well as x-ray, general radiography, mammography, ultrasound and fluoroscopy. The diagnostic images created, and the radiology reports based on these images, enable more accurate diagnosis and more efficient management of illness for ordering physicians. Radiologix owns or operates 110 imaging centers located in 16 states, with concentrated geographic coverage in markets located in California, Florida, Kansas, Maryland, New York, Texas and Virginia.

SAFE HARBOR STATEMENT

         This press release contains forward-looking statements that relate to future financial results or business expectations and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. Any forward-looking statement speaks only as of the date on which such statement is made. The information in this press release is as of November 6, 2003. Radiologix undertakes no obligation to update any forward-looking statement or statements to reflect new events or circumstances or future developments.

         We have tried, whenever possible, to identify such statements by using words such as "anticipated," "estimates," "expect," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operations or financial performances. These statements are subject to risks and uncertainties that exist in the Company's operations and business environment. Business plans may change as circumstances warrant and actual results may differ materially from any forward-looking statements, which reflect the management's opinion only as of the date hereof. Such risks and uncertainties include, but are not limited to, those associated with the Company's acquisition and expansion strategy; integration of the Company's affiliated physician practices and newly acquired imaging centers; the Company's ability to achieve operating efficiencies and engage in successful new development efforts;


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RADIOLOGIX, INC. POSTS THIRD QUARTER 2003 RESULTS
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PAGE 8


regulatory changes; the enforceability of its Service
Agreements and related documents; reimbursement trends; governmental policies; and general economic and business conditions. Such risks and uncertainties, as well as additional risk factors which could affect the forward-looking statements made in this press release, are included in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2002, and its periodic reports on Forms 10-Q and 8-K (if any).

         We cannot guarantee that any forward-looking statements will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from past results and those anticipated, estimated or projected. Investors should bear this in mind as they consider forward-looking statements.


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RADIOLOGIX, INC. POSTS THIRD QUARTER 2003 RESULTS
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                                Radiologix, Inc.
                            Summary Income Statements
                      (In thousands, except per share data)

                                                   3 MONTHS ENDED SEPT. 30,    9 MONTHS ENDED SEPT. 30,
                                                      2002          2003          2002          2003
Service fee revenue                                $   69,624    $   64,365    $  211,670    $  193,365
Salaries and benefits                                  21,188        21,145        61,350        63,054
Field supplies                                          4,190         4,455        12,841        13,144
Field rent and lease expense                            7,495         8,135        22,452        24,245
Other field expenses                                   11,184        10,572        33,798        31,933
Bad debt expense                                        6,007         5,578        17,940        16,680
Corporate general and administrative                    3,712         3,560        11,577        10,576
Severance and other related costs                          --            --            --         1,280
   Total costs and expenses                        $   53,776    $   53,445    $  159,958    $  160,912

Equity in earnings of investments                       1,212           647         3,419         3,159
Minority interests in consolidated subsidiaries          (286)         (200)         (955)         (730)

Depreciation and amortization                           6,613         6,820        18,935        20,657
Interest expense, net                                   4,560         4,486        14,167        13,723

Income from continuing operations, before
   income taxes                                    $    5,601    $       61    $   21,074    $      502
Income tax expense                                      2,241            25         8,430           201
Income from continuing operations                  $    3,360    $       36    $   12,644    $      301

Discontinued operations
Loss from discontinued operations, before
   income taxes                                    $     (282)   $   (1,137)   $     (420)   $   (8,802)
Income tax benefit                                       (113)         (455)         (168)       (3,521)
Loss from discontinued operations                  $     (169)   $     (682)   $     (252)   $   (5,281)

Net income (loss)                                  $    3,191    $     (646)   $   12,392    $   (4,980)

Basic earnings (loss) per share                    $     0.15    $    (0.03)   $     0.60    $    (0.23)
Weighted average shares - basic                        21,489        21,741        20,747        21,711

Diluted EPS from continuing operations             $     0.14    $     0.00    $     0.55    $     0.01
Diluted earnings (loss) per share                  $     0.14    $    (0.03)   $     0.54    $    (0.23)
Weighted average shares - diluted                      24,234        22,224        24,158        21,907


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                                Radiologix, Inc.
                Reconciliation of Non-GAAP Financial Information
                      (In thousands, except per share data)

                                                   3 MONTHS      PERCENT OF      3 MONTHS      PERCENT OF
                                                   9/30/2002      REVENUE       9/30/2003        REVENUE
Service fee revenue                               $   69,624       100.0        $   64,365        100.0
Income from continuing operations                 $    3,360         4.8        $       36          0.1
Add: Income tax expense from continuing
     Operations                                        2,241         3.2                25          0.0
Add: Interest expense, net                             4,560         6.6             4,486          7.0
Add: Depreciation and amortization                     6,613         9.5             6,820         10.6
EBITDA from continuing operations                 $   16,774        24.1        $   11,367         17.7

                                                   9 MONTHS      PERCENT OF      9 MONTHS      PERCENT OF
                                                   9/30/2002      REVENUE       9/30/2003        REVENUE
Service fee revenue                               $  211,670        100.0       $  193,365        100.0
Income from continuing operations                 $   12,644          6.0       $      301          0.2
Add: Income tax expense from continuing                8,430          4.0              201          0.1
     Operations
Add: Interest expense, net                            14,167          6.7           13,723          7.1
Add: Depreciation and amortization                    18,935          8.9           20,657         10.7
EBITDA from continuing operations                 $   54,176         25.6       $   34,882         18.0
Add: Severance costs                                      --           --            1,280          0.7
Add: Contingency payment (included in
     Other field expenses)                                --           --              500          0.3
EBITDA from continuing operations,
   excluding severance costs and charges          $   54,176         25.6       $   36,662         19.0

                                                 3 MOS. ENDED   3 MOS. ENDED      YTD ENDED      YTD ENDED
                                                   9/30/2002     9/30/2003        9/30/2002      9/30/2003
Net income (loss)                                 $    3,191     $     (646)     $   12,392     $   (4,980)
Less: Income tax benefit from discontinued
      Operations                                         113            455             168          3,521
Add:  Loss from discontinued operations                  282          1,137             420          8,802
Income from continuing operations                 $    3,360     $       36      $   12,644     $      301
Add:  Severance costs, net of tax                         --             --              --            768
Add:  Contingency payment (included in
      Other field expenses), net of tax                   --             --              --            300
Income from continuing operations,
   excluding severance costs and charges          $    3,360     $       36      $   12,644     $    1,369
Fully diluted shares outstanding                      24,234         22,224          24,158         21,907
EPS from continuing operations,
   excluding severance costs and charges          $     0.14     $     0.00      $     0.55     $     0.06


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                                Radiologix, Inc.
                             Summary Balance Sheets
                                 (In thousands)

                                                            AUDITED               UNAUDITED
                                                  DECEMBER 31, 2002      SEPTEMBER 30, 2003
CURRENT ASSETS
   Cash and cash equivalents                             $   19,153              $   24,717
   Accounts receivable, net of allowances                    69,377                  62,688
   Due from affiliates                                        5,100                   5,474
   Assets held for sale                                          --                      39
   Other current assets                                       7,225                   8,221
      Total current assets                               $  100,855              $  101,139
Property and equipment, net                                  62,103                  62,896
Investment in joint ventures                                 10,149                  10,367
Goodwill                                                     28,510                  21,110
Intangible assets, net                                       72,151                  69,337
Deferred financing cost, net                                  9,719                   8,511
Other assets                                                 12,604                   9,068
Total assets                                             $  296,091              $  282,428

CURRENT LIABILITIES
   Accounts payable and accrued expenses                 $   19,145              $   15,735
   Accrued physician retention                                8,216                   9,570
   Accrued salaries and benefits                              8,268                   7,023
   Current portion of long-term debt                            266                     261
   Current portion of capital lease obligation                4,052                   2,238
   Other current liabilities                                    458                     511
      Total current liabilities                          $   40,405              $   35,338
Deferred income taxes                                         4,200                   1,900
Long-term debt, net of current portion                      160,412                 160,209
Convertible debt                                             11,980                  11,980
Capital lease obligations, net of current portion             1,519                     313
Deferred revenue                                              7,721                   7,414
Other liabilities                                               147                     164
      Total liabilities                                  $  226,384              $  217,318
Minority interests in consolidated subsidiaries               1,340                   1,470
Total stockholders' equity                                   68,367                  63,640
Total liabilities and stockholders' equity               $  296,091              $  282,428


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